SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)       March  29, 1999
                                                ----------------------------


                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------

             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------

                 (State or other jurisdiction of incorporation)




                   0-26762                             65-0271219
           -------------------------        ---------------------------------
            (Commission File Number)        (IRS Employer Identification No.)

                           1455 North Park Drive
                          Ft. Lauderdale, Florida                    33326
                          -----------------------                    -----

                 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (954) 384-0175
                                                   ------------------------



          (Former name or former address, if changed since last report)

Item 4.         Changes in Registrant's Certifying Accountant
-------         ---------------------------------------------

                The accounting firm of PricewaterhouseCoopers, LLP (formerly Coopers & Lybrand L.L.P. ("PWC")) was engaged as the principal independent accountants of Pediatrix Medical Group, Inc. (the "Company") during fiscal years 1996 and 1997 and throughout fiscal year 1998. The Company also engaged KPMG LLP ("KPMG") in January 1999 to audit the Company's 1998 fiscal year as a result of an accounting and auditing enforcement administrative proceeding in which the Securities and Exchange Commission determined that PWC had violated the auditor independence rules. The accountant's report on the financial statements with respect to the Company's 1998 fiscal year was issued by KPMG on March 22, 1999. On March 29, 1999, the Audit Committee of the Board of Directors dismissed PWC as its principal independent accountants. PWC's reports on the financial statements of the Company for the two most recent fiscal years for which PWC issued an audit report did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years for which PWC issued an audit report and for the interim periods thereafter there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. As a result of the dismissal of PWC on March 29, 1999, KPMG became the Company's principal independent accountants.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits
-------         ---------------------------------------------------------

(a)             Financial Statements of Business Acquired

                Not applicable.

(b)             Pro Forma Financial Information
                -------------------------------

                Not applicable.

(c)             Exhibits
                --------

                16 Acknowledgment Letter from PricewaterhouseCoopers LLP to the Company, dated April 1, 1999, regarding its dismissal as the Company's independent accountants.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          PEDIATRIX MEDICAL GROUP, INC.


Dated:  April 1, 1999                   By: /s/ Roger J. Medel
                                            --------------------------
                                             Roger J. Medel, M.D., MBA
                                             Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

16 Acknowledgment Letter from PricewaterhouseCoopers LLP to the Company, dated April 1, 1999, regarding its dismissal as the Company's independent accountants.